Prospectus Supplement

May 15, 2006

PUTNAM VARIABLE TRUST Prospectuses dated April 30, 2006

Effective May 30, 2006, in the section entitled “Who manages the funds?” the table entry with respect to Putnam VT Small Cap Value Fund (to the extent that this prospectus offers this fund) in the table showing the investment management team members who coordinate the management of the fund’s portfolio is replaced with the following:

PUTNAM VT SMALL CAP VALUE FUND
Small- and Mid-Cap Value Team

	Joined
Portfolio Leader	Fund	Employer	Positions Over Past Five Years

Edward Shadek	1999	Putnam Management	Deputy Head of Investments; Chief
		1997 – Present	Investment Officer, Small Cap Equities and
			Small and Mid Cap Value Teams
	Joined
Portfolio Member	Fund	Employer	Positions Over Past Five Years

Michael Petro	2006	Putnam Management	Analyst
		1992 – Present

HV-5781

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